Exhibit 7

                            AGREEMENT OF JOINT FILING

      Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby consents to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the ownership by each of the undersigned of shares of class A common stock of Firearms Training Systems, Inc. Each of the undersigned hereby further agrees that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: May 22, 2002

                                        DEUTSCHE POST AG

                                        By: /s/ Dr. Bernd Boecken
                                            ------------------------------------
                                              Name: Dr. Bernd Boecken
                                              Title: Executive Director
                                                     Corporate Finance


                                        DEUTSCHE POSTBANK AG

                                        By: /s/ A. Martin
                                            ------------------------------------
                                              Name: A. Martin
                                              Title: Vice President


                                        PB (USA) HOLDINGS, INC.

                                        By: /s/ Thomas Leissl
                                            ------------------------------------
                                              Name: Thomas Leissl
                                              Title: Senior Managing Director


                                        PB CAPITAL CORPORATION

                                        By: /s/ Thomas Leissl
                                            ------------------------------------
                                              Name: Thomas Leissl
                                              Title: Senior Managing Director